UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2011
THE TJX COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-4908	04-2207613

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)
770 Cochituate Road, Framingham, MA 01701
(Address of principal executive offices) (Zip Code)
(508) 390-1000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On September 16, 2011, The TJX Companies, Inc. provided notice to its directors and executive officers of rescheduled dates for the blackout period under the TJX General Savings/Profit Sharing Plan (the “Plan”), previous notice of which had been delivered and disclosed on a Form 8-K filed with the Securities and Exchange Commission on September 1, 2011. The blackout period for the Plan and the corresponding Puerto Rican plan is now scheduled to begin October 26, 2011 at 4:00 p.m. Eastern Time and expected to end during the week of November 13, 2011 to allow additional time to complete the change of recordkeepers and investment options.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.
/s/ Ann McCauley
Ann McCauley
Executive Vice President, Secretary and General Counsel

Dated: September 16, 2011